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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


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               (Name of Registrant as Specified In Its Charter)

                             Buckeye Partners L.P.
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                             BUCKEYE PARTNERS, L.P.

                    TIME IS SHORT - VOTE BY TELEPHONE TODAY!


     Our records indicate that you have not voted in connection with the Buckeye Partners, L.P. Consent Solicitation. Regardless of the number of units you own, it is important that they be voted.

     Since the time remaining is short, we have set up a procedure by which you can vote your units by telephone at no cost to you. Instructions for voting your units via toll-free ProxyGram are provided below.

     The present deadline for this Consent Solicitation is July 17. By that date, we must receive the affirmative vote of at least two-thirds of the L.P. Units for the amendments to the Buckeye Partnership Agreement to be approved.

     Thank you for your support.


     TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY ARE AVAILABLE TO ASSIST YOU NOW! ! !

                                  INSTRUCTIONS

1. Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 5052, Buckeye Partners, L.P.

3.   State your name, address and telephone number.

4. State your bank or broker at which your units are held and your control number as shown below:

          Name:                     Mr. Tom Long
          Bank/Broker:              Broker 3 Name
          Control number:           0000000003
          Number of Units (Shares): 300

If you need assistance in voting, please call D.F. King & Co., at 1-800-628-
8509.

                                FORM OF CONSENT

                             BUCKEYE PARTNERS, L.P.
                            3900 Hamilton Boulevard
                        Allentown, Pennsylvania   18103

                         CONSENT AND VOTE FOR ADOPTION
                          OF PROPOSED AMENDMENT TO THE
             AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

     The undersigned Unitholder of Buckeye Partners, L.P., a Delaware limited partnership, hereby revokes all prior consents given with respect to the matters covered hereunder, and acknowledges receipt of the Consent Solicitation Statement dated May 22, 1998.

     THE LP UNITS REPRESENTED BY THIS SIGNED CONSENT WILL BE TREATED AS HAVING CAST A VOTE IN ACCORDANCE WITH YOUR INSTRUCTIONS TO THE OPERATOR.

     THE GENERAL PARTNER RECOMMENDS A VOTE FOR THE PROPOSAL

Proposal: To amend and restate the Amended and Restated Agreement of Limited Partnership by approving and adopting the proposed amendments described in the Consent Solicitation Statement to the Amended and Restated Agreement of Limited Partnership. A copy of the Amended and Restated Agreement of Limited Partnership is included in the accompanying Consent Solicitation Statement as Appendix A.

            (     )   FOR                         (     )   AGAINST

If no box is marked above, but this Consent is otherwise properly completed and signed, the LP Units will be voted "for" the Proposal.


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